                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   ----------


Date of Report (Date of earliest event reported)           July 8, 1999
                                                --------------------------------

                         BRISTOL RETAIL SOLUTIONS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                          0-21633                 58-2235556
- --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File           (IRS Employer
 or incorporation)                        Number)            Identification No.)



          500 Birch Street, Suite 205, Newport Beach, California 92660
- --------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (949) 475-0800
                                                   -----------------------------


- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------

          The Company has entered into Settlement Agreements with former members of its management, Mr. Richard Walker and Mr. Paul Spindler. Mr. Lawrence Cohen, the Company=s Chairman is also a party to these Settlement Agreements entered into with Msrs. Walker and Spindler. Under the terms of the separate Settlement Agreements, the parties dismissed various pending actions (Lawrence Cohen v. Richard H. Walker, Paul Spindler and Does 1-10 inclusive, U.S. District Court, Central District of California, Case No. 99-00295 RSWL(MCX) and Richard H. Walker v. Bristol Retail Solutions, Inc. and Does 1-10, inclusive, Orange County, California Superior Court, Case No. 808-119). The parties exchanged general releases as part of the Settlement Agreements. Under the terms of the Settlement Agreement, as amended, with Paul Spindler and the Spindler Family Trust, the Company has agreed to pay the compensation owing to Mr. Spindler under his previous Consulting Agreement with the Company in the amount of $40,000 not later than September 9, 1999 or prior thereto in the event the Company completes certain financing. The Spindler Family Trust has also agreed to sell to the Company 595,478 shares of Common Stock of the Company owned by the Trust for $83,366.92 at any time on or prior to September 9, 1999 or prior thereto in the event that certain financing occurs. The Company has not acquired any of its shares from the Spindler Family Trust as of the date hereof. Under the Settlement Agreement with Richard Walker, the Walker Family Trust has provided Mr. Cohen and certain third parties unrelated to the Company the right to purchase 710,477 shares of Common Stock of the Company for an aggregate consideration of $100,000.00 at any time on or prior to September 30, 1999. This purchase right was exercised on July ____, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                         BRISTOL RETAIL SOLUTIONS, INC.

                                    By: /s/ Lawrence Cohen
                                       ---------------------------------------
                                    Name: Lawrence Cohen
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------


Dated: July 30, 1999.




                                       3